WISDOMTREE TRUST

WisdomTree Asia Local Debt Fund

Supplement Dated February 14, 2011

To The Prospectus and Statement of Additional Information

Dated February 14, 2011

The following information supplements, and should be read in conjunction with, the WisdomTree Asia Local Debt Fund’s Prospectus and Statement of Additional Information listed above.

Effective February 11, 2011, the WisdomTree Asia Bond Fund (Ticker Symbol: ASBD) is renamed the WisdomTree Asia Local Debt Fund (the “Fund”). Shares of the Fund are not yet available for purchase.

If you would like additional information, including information about the Fund or other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.